Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

The provision for income taxes consisted of the following for the years ended December 31 (in thousands):

	2017	2016
Current
State	$2	$2
Foreign	21	2

Provision for income taxes	$23	$4

Loss before provision for income taxes was as follows for the years ended December 31 (in thousands):

	2017	2016
United States	$(1,337)	$(271)
Foreign	89	92

Total	$(1,248)	$(179)

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes are as follows:

	2017	2016
Federal statutory rate	34.00%	34.00%
Effect of:
Permanent differences	(0.61)	(40.87)
State income taxes, net of federal benefit	0.54	10.01
Change in valuation allowance	(642.13)	136.18
Federal tax rate change	618.09	—
Repatriation tax on unremitted earnings	(12.68)	—
Stock-based compensation	—	(171.34)
Other	0.91	29.83

Provision for income taxes	(1.88)%	(2.19)%

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred income taxes were as follows (in thousands):

	2017	2016
Deferred tax assets
Net operating loss carry forwards	$12,080	$19,407
Intangible assets	2	3
Stock-based compensation	281	403
Tax effected state benefit	973	963
Other	101	76

Total deferred tax asset	13,437	20,852
Valuation allowance	(13,437)	(20,852)

Net deferred tax asset	$—	$—

We continue to experience significant losses in our U.S. operations that are material to our decision to maintain a full valuation allowance against our net U.S. deferred tax assets. This is due to the fact that the relevant accounting guidance puts more weight on the negative objective evidence of cumulative losses in recent years than the positive subjective evidence of future projections of pretax income. For the years ended December 31, 2017 and December 31, 2016, the valuation allowance decreased by $7.4 million and $245,000, respectively.

We continually analyze the realizability of our deferred tax assets, but we reasonably expect to continue to record a full valuation allowance on future U.S. tax benefits until we sustain an appropriate level of taxable income through improved U.S. operations and tax planning strategies.

On December 22, 2017, “H.R.1”, formerly known as the “Tax Cuts and Jobs Act”, was signed into law. Among other items, H.R.1 reduces the federal corporate tax rate to 21% from the existing maximum rate of 35%, effective January 1, 2018. As a result, the Company revalued its net deferred tax asset at the new lower tax rate resulting in a reduction to the value of the deferred tax asset before valuation allowance of $7.7 million.

H.R.1 also includes a Repatriation Transaction Tax on the net accumulated and previously untaxed earnings and profits of a U.S. taxpayer’s foreign subsidiaries. As such, the Company no longer considers the undistributed earnings of its foreign subsidiaries to be permanently reinvested outside of the U.S. and reflected an increase to the provision for income tax of approximately $158,000 for the year ended December 31, 2017, as a result of the Repatriation Transaction Tax.

At December 31, 2017, we had net operating loss carry-forwards for income tax purposes in the United States of $59.4 million which expire at various times commencing in 2019. Net operating loss carry-forwards may be subject to certain limitations under Section 382 of the Internal Revenue Code.

There are no uncertain tax positions to recognize as of December 31, 2017 and 2016.

The tax years that remain open to examination by the taxing authorities are 2013 – 2017, generally. The net operating losses from prior years are subject to adjustment under examination to the extent they remain unutilized in an open year.